SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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AERKOMM INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AERKOMM INC.

923 Incline Way #39

Incline Village, NV 89451

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 31, 2018

To the Stockholders of Aerkomm Inc.:

Notice is hereby given that an annual meeting of the stockholders of Aerkomm Inc. (the “Company”) will be held on May 31, 2018 at 9:30 a.m. local time at 44043 Fremont Blvd., Fremont, CA 94538. At the annual meeting you will be asked to consider and vote upon the following proposals:

1.	To elect six (6) director nominees to the Company’s board of directors to serve until the next annual meeting of the Company’s stockholders or until their successors are elected and qualified, subject to their prior death, resignation or removal.

2.	To ratify the appointment of Chen & Fan Accountancy Corporation to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019.

3.	To approve the adjournment of the annual meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the proposals described above.

The board of directors unanimously recommends a vote “FOR” each of the director nominees, “FOR” ratification of the Company’s independent registered public accounting firm and “FOR” the proposal to approve the adjournment of the annual meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the proposals mentioned above.

Stockholders of record of the Company’s common stock at the close of business on April 30, 2018 will be entitled to notice of, and are cordially invited to attend, the annual meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the meeting, please vote your proxy via the internet, or by completing, dating, signing and returning the enclosed proxy. Beneficial owners of our common stock can also vote by telephone by calling (800) 454-8683. Even if you have previously submitted your proxy, you may choose to vote in person at the meeting. Whether or not you expect to attend the annual meeting, please read the proxy statement and then promptly vote your proxy in order to ensure your representation at the annual meeting.

You may cast your vote by visiting http://www.vstocktransfer.com/proxy and logging using the specific control number on the proxy card to vote online. Each share of common stock entitles the holder thereof to one vote.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being disseminated to stockholders on or about May 10, 2018.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Jeffrey Wun
Jeffrey Wun
Chairman and Chief Executive Officer

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH PROPOSAL.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 31, 2018: This Proxy Statement is available at: www.aerkomm.com.

AERKOMM INC.

923 Incline Way #39

Incline Village, NV 89451

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To be held on May 31, 2018

INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Aerkomm Inc. (“we,” “ us,” “our” or “our company”) for use at the annual meeting of stockholders of our company and at all adjournments and postponements thereof (the “Meeting”). The Meeting will be held on May 31, 2018 at 9:30 a.m. local time at 44043 Fremont Blvd., Fremont, CA 94538, for the following purposes:

1.	To elect six (6) director nominees to our board of directors to serve until the next annual meeting of our stockholders or until their successors are elected and qualified, subject to their prior death, resignation or removal.

2.	To ratify the appointment of Chen & Fan Accountancy Corporation to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2019.

3.	To approve the adjournment of the Meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve the proposals described above.

Our board of directors unanimously recommends a vote “FOR” each of the director nominees, “FOR” ratification of our independent registered public accounting firm and “FOR” the proposal to approve the adjournment of the annual meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the proposals mentioned above.

Stockholders of record of our common stock at the close of business on April 30, 2018 (the “Record Date”) will be entitled to notice of, and are cordially invited to attend, the Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Meeting, please vote your proxy via the internet, or by completing, dating, signing and returning the enclosed proxy. Beneficial owners of our common stock can also vote by telephone by calling (800) 454-8683. Even if you have previously submitted your proxy, you may choose to vote in person at the Meeting. Whether or not you expect to attend the Meeting, please read the proxy statement and then promptly vote your proxy in order to ensure your representation at the Meeting.

This proxy solicitation is being made and paid for by us on behalf of our board of directors. In addition, we may retain a third party proxy solicitor for which we may incur fees. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid any additional compensation for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of our common stock that the brokers and fiduciaries hold of record. Upon request, we will reimburse them for their reasonable out-of-pocket expenses. In addition, we will indemnify our proxy solicitor against any losses arising out of that firm’s proxy soliciting services on our behalf.

None of the proposals included in this proxy statement has been approved or disapproved by the Securities and Exchange Commission (the “SEC”), and the SEC has not passed upon the fairness or merits of any proposals nor upon the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is unlawful.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND THE PROPOSALS

The following are some questions that you, as a stockholder of our company, may have regarding the Meeting and the proposals and brief answers to such questions. We urge you to carefully read this entire proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement because the information in this section does not provide all the information that may be important to you with respect to the proposals. See “Where You Can Find More Information.”

When and where will the Meeting take place?

The Meeting will be held on May 31, 2018 at 9:30 a.m. local time at 44043 Fremont Blvd., Fremont, CA 94538.

What proposals are the stockholders being asked to consider?

At the Meeting, you will be asked to vote upon (1) the election of six (6) director nominees to our board of directors to serve until the next annual meeting of our stockholders or until their successors are elected and qualified, subject to their prior death, resignation or removal; (2) the ratification of the appointment of Chen & Fan Accountancy Corporation to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2019; and (3) the proposal to adjourn the Meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve the foregoing.

What are the recommendations of our board of directors?

Our board of directors has approved the three proposals and unanimously recommends that the stockholders vote “FOR” each proposal, including “FOR” each director nominee.

What is the Record Date for the Meeting?

Holders of our common stock as of the close of business on April 30, 2018, the Record Date for the Meeting, are entitled to notice of, and to vote at, the Meeting and any postponements or adjournments of the Meeting.

Who can vote at the Meeting?

Stockholders who owned shares of our common stock on the Record Date may attend and vote at the Meeting. There were 41,460,097 shares of common stock outstanding on the Record Date. All shares of common stock have one vote per share. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the proxy card?

The proxy card enables you to appoint Mr. Jeffrey Wun, our Chief Executive Officer, as your representative at the Meeting. By completing and returning the proxy card as described herein, you are authorizing this person to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we think that it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to Mr. Wun’s best judgment.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Some of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us, by voting online or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card or vote online to ensure that your vote is counted.

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Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

What is the quorum required for the Meeting?

The representation in person or by proxy of holders of at least a majority of the issued and outstanding shares entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business at the Meeting.

Assuming that a quorum is present, what vote is required to approve the proposals to be voted upon at the Meeting?

The election of each director nominee requires the affirmative vote of a plurality of votes of the shares cast at the election.

The approval of the ratification of our independent registered public accounting firm requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting.

The Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting.

How do I vote?

Stockholders have four voting options. You may vote using one of the following methods:

●	Internet. You can vote over the Internet by accessing the website at http://www.vstocktransfer.com/proxy and logging in using the specific control number on the proxy card to vote online and following the instructions on the website. Internet voting is available 24 hours a day. If you vote over the Internet, do not return your proxy card.

●	Telephone. If you hold shares through a broker and not in your own name, follow the specific instructions included in your proxy materials, including the specific phone number to use to vote your shares by phone. Telephone voting is available 24 hours a day.

●	Mail. You can vote by mail by simply completing, signing, dating and mailing your proxy card in the postage-paid envelope included with this proxy statement.

●	In Person. You may come to the Meeting and cast your vote there. Our board of directors recommends that you vote by proxy even if you plan to attend the Meeting. If your shares are held in a stock brokerage account or through a bank, broker or other nominee, or, in other words, in “street name”, and you wish to vote in person at the Meeting, you must bring a letter from your bank, broker or nominee identifying you as the beneficial owner of the shares and authorizing you to vote such shares at the Meeting.

What are the effects of not voting or abstaining? What are the effects of broker non-votes?

If you do not vote by virtue of not being present in person or by proxy at the Meeting, your shares will not be counted for purposes of determining the existence of a quorum.

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Abstentions will be counted for the purpose of determining the existence of a quorum, however, they will not be considered in determining the number of votes cast.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Broker non-votes will be counted for the purpose of determining the existence of a quorum, however the proposal regarding the election of directors is a “non-routine” matter. Thus, in tabulating the voting result for each director nominee, shares that constitute broker non-votes are not considered votes cast.

What does it mean if I received more than one proxy card?

If your shares are registered differently or in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a vote “for” each of the proposals.

What happens if I sell my shares after the Record Date but before the Meeting?

The Record Date for the Meeting is earlier than the date of the Meeting. If you transfer your shares after the Record Date but before the date of the Meeting, you will retain your right to vote at the Meeting (provided that such shares remain outstanding on the date of the Meeting).

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

●	sending a written notice to our Corporate Secretary stating that you would like to revoke your proxy of a particular date;

●	signing another proxy card with a later date and returning it before the polls close at the Meeting;

●	voting again at a later time, but prior to the date of the Meeting, via the Internet or telephone;

●	attending the Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares. Simply attending the Meeting will not constitute a revocation of your proxy.

Who can help answer my other questions?

If you have more questions about the proposals or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our Corporate Secretary at Aerkomm Inc., 923 Incline Way #39, Incline Village, NV 89451, telephone number (877) 742-3094.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of the Record Date (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of our company, 923 Incline Way #39, Incline Village, NV 89451.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Jeffery Wun, CEO, President and Director (3)	Common Stock	14,187,138	34.05%
Y. Tristan Kuo, CFO (4)	Common Stock	137,500	*
James Busuttil, Director (5)	Common Stock	20,000	*
Raymond Choy, Director (6)	Common Stock	20,000	*
Chih-Ming (Albert) Hsu, Director (7)	Common Stock	16,557	*
Colin Lim, Director (8)	Common Stock	20,000	*
Jan-Yung Lin, Director (9)	Common Stock	2,312,010	5.55%
All officers and directors as a group (7 persons named above)	Common Stock	16,714,033	40.11%
Dmedia Holding LP (10)	Common Stock	11,187,138	26.85%
Sheng-Chun Chang (11)	Common Stock	7,029,891	16.87%

* Less than 1%

(1)	Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

(2)	A total of 41,460,097 shares of our common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of April 30, 2018. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(3)	Includes 11,187,138 shares of our common stock owned by Dmedia Holding LP. On December 20, 2017, Mr. Wun purchased an 85.7% interest in, and was appointed Manager of, Dmedia LLC, the General Partner of Dmedia Holding LP. As such, Mr. Wun is deemed to be the beneficial owner of the 11,187,138 shares of our common stock held by Dmedia Holding LP by virtue of his voting and dispositive power of those shares. Through his ownership interest in Dmedia LLC which owns an approximately 6% direct interest in Dmedia Holding LP, Mr. Wun indirectly beneficially owns 588,005 shares of our common stock held by Dmedia Holding LP. Mr. Wun disclaims beneficial ownership of the remaining 10,599,133 shares of our common stock held by Dmedia Holding LP. Also includes 763,400 shares of our common stock over which Mr. Wun has the voting and investment power by virtue of his being the Trustee of the BNDD Trust which owns these shares. Mr. Wun disclaims beneficial ownership of these 763,400 shares. Does not include 15,000 shares of our common stock issuable upon the exercise of options not exercisable within 60 days.

(4)	Consists of 137,500 shares of our common stock which Mr. Kuo has the right to acquire within 60 days through the exercise of vested options but does not include 162,500 shares of our common stock issuable upon the exercise of options not exercisable within 60 days.

(5)	Consists of 20,000 shares of our common stock which Mr. Busuttil has the right to acquire within 60 days through the exercise of vested options.

(6)	Consists of 20,000 shares of our common stock which Mr. Choy has the right to acquire within 60 days through the exercise of vested options.

(7)	Consists of 16,557 shares of our common stock owned directly by Mr. Hsu prior to his appointment to our Board of Directors.

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(8)	Consists of 20,000 shares of our common stock which Mr. Lim has the right to acquire within 60 days through the exercise of vested options but does not include 60,000 shares of our common stock issuable upon the exercise of options not exercisable within 60 days.

(9)	Includes of 1,864,524 shares of our common stock owned by Mr. Lin directly and 447,486 shares of our common stock owned by Mr. Lin’s spouse. Does not include 4,796,150 shares of our common stock owned by Mr. Lin through his approximately 7% ownership interest in Dmedia LLC and his approximately 42.4% interest Dmedia Holding LP, as Mr. Lin does not, directly or indirectly, have voting or dispositive power over these shares although he does own a pecuniary interest in them. Does not include 15,000 shares of our common stock issuable upon the exercise of options not exercisable within 60 days.

(10)	Mr. Wun has sole voting and dispositive power over these shares of our common stock although he disclaims beneficial ownership of 10,599,133 of these shares. Mr. Lin owns a pecuniary interest in 4,796,150 of these shares although he does not exercise voting or dispositive control over them. Mr. Daniel Shih owns a pecuniary interest in 4,990,291 of these shares although he does not exercise voting or dispositive power over them. The address of Dmedia Holding LP is 91 Gregory Ln Ste 5, Pleasant Hill, CA 94523.

(11)	Consists of 6,703,487 shares of common stock held by Well Thrive Limited and 326,404 shares of our common stock owned directly by Mr. Sheng-Chun Chang. Mr. Chang is the Chief Executive Officer and owner of Well Thrive Limited and has voting and dispositive power of the securities held by it. Mr. Chang disclaims beneficial ownership of the shares held by Well Thrive Limited. The address of Well Thrive Limited is No 79, Heng Yang Road, Taipei City, Taiwan.

We do not currently have any arrangements which if consummated may result in a change of control of our company.

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DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

Following is information about our directors and executive officers as of the date of this proxy statement.

Name	Age	Position
Jeffrey Wun	51	Chief Executive Officer, President and Chairman
Y. Tristan Kuo	63	Chief Financial Officer
James J. Busuttil	59	Director
Raymond Choy	37	Director
Chih-Ming (Albert) Hsu	42	Director
Colin Lim	53	Director
Jan-Yung Lin	56	Director

On December 29, 2017, shareholders of the Company holding 33,230,902 shares of the Company’s outstanding common stock, or approximately 80.15% of the outstanding common stock of the Company on that date, voted by written consent in lieu of an annual meeting to elect our current board of directors consisting of Jeffrey Wun, Jan-Yung Lin, Colin Lim, Raymond Choy, Chih-Ming (Albert) Hsu, and James J. Busuttil, to serve until the Company’s next annual meeting or until their resignations are duly tendered and accepted.

Jeffrey Wun. Mr. Wun has served as our President and Chief Executive Officer since December 31, 2017. Mr. Wun has been a member of our board of directors since the reverse acquisition of Aircom Pacific Inc. (“Aircom”) on February 13, 2017 and was appointed as Chairman of the board of directors on January 22, 2018. Mr. Wun previously served as our President, Treasurer and Secretary from December 2016 to February 2017. Mr. Wun has served as Aircom’s Chief Technology Officer since December 2014. Mr. Wun is a technologist with more than 25 years of experience in the communications industry. Prior to joining Aircom Mr. Wun served as Senior Staff Engineer at Samsung Electronics Co., Ltd. from December 2012 to May 2015. Prior to that, Mr. Wun was a profession engineer at MediaTEK USA Inc. from November 2010 to December 2012 and served as Chief Executive Officer at Kairos System Inc. from 2003 to 2010. Mr. Wun received a Bachelor of Science in Biochemistry and Computer Science from Chinese University of Hong Kong in 1988. Mr. Wun was selected to serve as a member of our board of directors due to his historical knowledge of our company and his technical background.

Y. Tristan Kuo. Mr. Kuo has served as our Chief Financial Officer since April 10, 2017 and has served as Chief Financial Officer of Aircom since May 2017. Mr. Kuo has more than 30 years of experience in accounting, financing and information systems for companies in the bio-pharmaceutical, manufacturing, commodity trading and banking industries and has served in the capacities of CFO, CIO and Controller. Mr. Kuo has served as the Vice President of Investor Relations of Nutrastar International, Inc. (OTCPK: NUIN) since April 2016. Mr. Kuo also served as the Chief Financial Officer of Success Holding Group International, Inc., a provider of personal improvement seminars, from August 2015 to April 2017. Prior to that, he served as CFO/CIO Partner of Tatum, a management and advisory services firm, from December 2014 to August 2015, as an independent board member and audit committee chairman of KBS Fashion Group Limited (NASDAQ: KBSF) from August 2014 to May 2015, and as the Chief Financial Officer of Crown Bioscience, Inc. from June 2012 to November 2013. Prior to that, Mr. Kuo served as Chief Financial Officer of China Biologic Products, Inc. (NASDAQ: CBPO), a Chinese biopharmaceutical company, from June 2008 to May 2012 and served as its Vice President of Finance between September 2007 and May 2008. Prior to that, Mr. Kuo worked for the Noble Group in Hong Kong as the Senior Business Analysis Manager from February through August 2007 and as the Controller, Vice President of Finance and CFO of Cuisine Solution, Inc., a previously publicly traded company in Alexandria, Virginia, from December 2002 to January 2007. Mr. Kuo also served as the Vice President of Information Systems for Zinc Corporation of America in Monaca, Pennsylvania from 2001 and 2002 and as Chief Information Officer and Controller of Wise Metals Group in Baltimore, Maryland, from 1991 to 2001. Mr. Kuo received his Master’s degree in Accounting from The Ohio State University and Bachelor’s degree in Economics from Soochow University, Taipei.

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James J. Busuttil. Dr. Busuttil has served as a member of our board of directors since December 29, 2017. Dr. Busuttil is an attorney admitted to practice before the courts of New York State since 1983, as well as numerous U.S. Federal Trial and Appeals Courts, practicing international, financial and corporate law. Dr. Busuttil was elected as a Life Fellow of the U.K.-based Institute of Directors (IoD). Members are invited to become Fellows of the IoD based on their substantial and sustained experience and contribution to business. Fellows are required to have been a company director for at least five years and, at some point during this period, the entity must have had an annual turnover or budget that exceeds £10m. Dr. Busuttil has represented banks and financial institutions based in the United States and other countries in private sector financing of domestic and international projects, negotiated alternative energy project financings, handled transnational mergers and joint ventures, represented equity investors in venture capital transactions and organized investment funds. In addition, Dr. Busuttil represented the Bank Advisory Group for a major Latin American debtor nation in sovereign debt restructuring and handled a variety of private sector Latin American debt restructures. Dr. Busuttil has been a Member of the Permanent Court of Arbitration (PCA) since 2007. The PCA is the oldest international tribunal in the world established by the 1907 Convention for the Pacific Settlement of International Disputes. Membership of the PCA is strictly by nomination of contracting states of individuals of known competency in questions of international law, of the highest moral reputation, and disposed to accept the duties of Arbitrator. Dr. Busuttil is also a Member of the London Court of International Arbitration Users’ Council. With respect to arbitration, Dr. Busuttil has been involved mainly in investment disputes. Dr. Busuttil created the University of London’s Postgraduate Laws Program. Dr. Busuttil directed the University of London’s Master of Laws (LL.M.), Postgraduate Diploma in Laws (PG Dip. Laws) and the Postgraduate Certificate in Laws (PG Cert. Laws) from January 2004 to January 2015. Under Dr. Busuttil’s leadership, the Program grew to over 3,000 persons from more than 150 countries. Dr. Busuttil was appointed as an Honorary Professor at the Faculty of Law of University College London (UCL) in 2004. Dr. Busuttil has been a member of the Pugwash Conference on Science and World Affairs, of the Council on Foreign Relations, and of the Executive Council of the American Society of International Law. In the course of work, Dr. Busuttil has developed experience and understanding in dealing with parties and organizations, including the private and public sectors, in South East Asia, East Asia, Europe, the Middle East, Russia, North Africa and Australasia. Professor Busuttil was selected to serve as a member of our board of directors due to his extensive international legal experience.

Raymond Choy. Mr. Choy has served as a member of our board of directors since December 29, 2017 and has served as a member of Aircom’s board of directors from since October 2017. Mr. Choy has provided accounting, consulting and advisory services to public and private companies since July 2016 through his partnership with Beyond Century Consulting, LLC, a financial and business consulting company. Mr. Choy has extensive experience auditing the financial statements and internal controls of public and private companies as a senior manager at Frazer, LLP, a certified public accountants company, from July 2004 to June 2016. Mr. Choy received his bachelor’s degree with in business administration with accounting concentration and minor in computer information systems from California State Polytechnic University, Pomona, in 2003. Mr. Choy became a certified public accountant (CPA) in the state of California in 2006 and also received his chartered global management accountant (CGMA) designation in 2013. Mr. Choy was selected to serve as a member of our board of directors due to his accounting background.

Chih-Ming (Albert) Hsu. Mr. Hsu has served as a member of our board of directors since December 29, 2017 and has served as a member of Aircom’s board of directors from since April 2017. Mr. Hsu was admitted to practice law in Taiwan as a corporate and business lawyer and as a patent attorney in 2002. Mr. Hsu is the owner of Chascord Law Firm. Mr. Hsu previously served as the arbitrator & mediator of the Chinese Arbitration Association, Taipei. In addition, Mr. Hsu was the Chairman of Unitel High Technology Corporation, a listed company on the Taiwan over-the-counter market from December 2015 to September 2016.  Mr. Hsu received the degrees of Master of Law and Bachelor of Law from National Taiwan University in 2003 and 1997, respectively. Mr. Hsu is an expert of real estate securitization in Taiwan. Mr. Hsu was selected to serve as a member of our board of directors due to his legal experience in Taiwan.

Colin Lim. Mr. Lim has served as a member of our board of directors since the reverse acquisition of Aircom on February 13, 2017 and served as a member of Aircom’s board of directors from July 2015 to February 2017. In 2013, Mr. Lim founded Dynasty Media & Entertainment Group, a movie production and distribution company and an investment company with interests in a variety of businesses, including restaurants, wood and timber traders, exotic leather manufacturers, movie producers, copyrights transaction companies, and entertainment businesses, as well as hi-tech companies, and is the Managing Director who oversees financing, investment, copyrights. Mr. Lim has occupied the role of Executive Chairman of Sunny Leather from June 2006 and is responsible for general management. Mr. Lim has occupied the role of Executive Chairman of Anson International since March 2003 where he oversees investment. Mr. Lim has occupied the role of Managing Director of Euroamerica International since December 1999 where he oversees management and trading operations of the company. Mr. Lim’s investment experience in the movie and copyright businesses has allowed us to better negotiate and acquire sufficient movie copyrights and entertainment content to complement our business model. Mr. Lim graduated from New South Wales University in Australia, where he received his degree in engineering and business. Mr. Lim was selected to serve as a member of our board of directors due to his investment experience and his experience in with movie and copyright businesses.

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Jan-Yung Lin. Mr. Lin has served as a member of our board of directors since the reverse acquisition of Aircom on February 13, 2017. Mr. Lin served as Aircom’s President since June 2017, as Aircom’s Chief Executive Officer from February 2015 to October 2016, as Aircom’s Chief Operating Officer from September 2014 to February 2015, and as a director of Aircom from September 2014 to February 2017. Mr. Lin has practiced corporate and business law at Concorde Law PC as a solo practitioner since 2012. Prior to that Mr. Lin was the General Counsel and Chief Financial Officer of EMG Properties, Inc. in California. Prior to that Mr. Lin was a corporate associate of Goodwin Procter LLP. Mr. Lin graduated magna cum laude from Cornell Law School with a J.D. degree and an LL.M. degree in International and Comparative Law. Mr. Lin received an M.B.A. degree from the University of California, Berkeley and a Bachelor’s degree from the National Taiwan University. Mr. Lin was selected to serve as a member of our board of directors due to his legal background.

There are no arrangements or understandings known to us pursuant to which any director was or is to be selected as a director or nominee. There are no agreements or understandings for any of our executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.

Except as set forth in our discussion below in “Transactions with Related Persons,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Our directors currently have terms which will end at our next annual meeting of the stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the board of directors.

Family Relationships

There are no family relationships among any of our officers or directors.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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CORPORATE GOVERNANCE

Overview

Our current board of directors, which was elected effective December 29, 2017, by shareholders holding a majority of our then outstanding common stock by written consent in lieu of an annual meeting, is comprised of six members: Jeffrey Wun, James J. Busuttil, Raymond Choy, Chih-Ming (Albert) Hsu, Colin Lim and Jan-Yung Lin. Our board of directors has determined that Messrs. Busuttil, Choy and Lim are independent directors as that term is defined in the rules of the Nasdaq Stock Market.

Our board of directors currently has three standing committees which perform various duties on behalf of and report to the board of directors: (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating and Governance Committee. Each of the three standing committees is comprised entirely of independent directors. From time to time, the board of directors may establish other committees.

Members of our board of directors are encouraged to attend meetings of the board of directors and the annual meeting of stockholders, although we do not have a policy requiring board members to attend the annual meeting of stockholders. We did not hold an annual meeting of stockholders during our fiscal year ended December 31, 2017. On March 18, 2018, our board of directors changed our fiscal year end to March 31, and we did not hold an annual meeting during the transition quarter ended March 31, 2018.

The board of directors held eight (8) meetings and executed six (6) unanimous written consents in lieu of a meeting during our fiscal year ended December 31, 2017, and held three (3) meetings and executed two (2) unanimous written consents in lieu of a meeting during our transition quarter ended March 31, 2018. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the board of directors and meetings held by all committees of the board on which he or he served.

Governance Structure

Currently, our Chief Executive Officer is also our Chairman. Our board of directors believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for our company. In making this determination, the board of directors considered, among other matters, Mr. Wun’s experience and tenure, and believed that Mr. Wun is highly qualified to act as both Chairman and Chief Executive Officer due to his experience, knowledge, and personality. Among the benefits of a combined Chief Executive Officer/Chairman considered by the board of directors is that such structure promotes clearer leadership and direction for our company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.

The Board’s Role in Risk Oversight

Our board of directors plays an active role, as a whole and also at the committee level, in overseeing management of our risks and strategic direction. Our board of directors regularly reviews information regarding our liquidity and operations, as well as the risks associated with each. Our Audit Committee oversees the process by which our senior management and relevant employees assess and manage our exposure to, and management of, financial risks. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Nominating and Governance Committee also manages risks associated with the independence of members of our board of directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed about such risks.

Audit Committee

Our Audit Committee currently consists of Messrs. Busuttil, Choy and Lim, with Mr. Choy serving as chairman. Our board of directors has determined that each member of our Audit Committee is able to read and understand fundamental financial statements and has substantial business experience that results in such member’s financial sophistication. Our board of directors further determined that Mr. Choy possesses the accounting or related financial management experience that qualifies his as financially sophisticated within the meaning of the rules of the Nasdaq Stock Market and that he is an “audit committee financial expert” as defined by the rules and regulations of the SEC.

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The primary purposes of our Audit Committee are to assist our board of directors in fulfilling its responsibility to oversee the accounting and financial reporting processes of our company and audits of our financial statements, including (i) reviewing the scope of the audit and all non-audit services to be performed by our independent accountant and the fees incurred by us in connection therewith, (ii) reviewing the results of such audit, including the independent accountant’s opinion and letter of comment to management and management’s response thereto, (iii) reviewing with our independent accountants our internal accounting principles, policies and practices and financial reporting, (iv) engaging our independent accountants and (v) reviewing our quarterly and annual financial statements prior to public issuance. The role and responsibilities of our Audit Committee are more fully set forth in a written charter adopted by our board of directors on June 6, 2017, which is available on our website at www.aerkomm.com.

The Audit Committee was established on June 6, 2017 and currently meets regularly. The Audit Committee did not hold any meetings or execute any unanimous written consents in lieu of a meeting during our fiscal year ended December 31, 2017. It held two (2) meetings and executed zero (0) unanimous written consents in lieu of a meeting during our transition quarter ended March 31, 2018.

Compensation Committee

Our Compensation Committee currently consists of Messrs. Busuttil, Choy and Lim, with Mr. Lim serving as chairman. The primary purposes of our Compensation Committee are to assist our board of directors in fulfilling its responsibility to determine the compensation of our executive officers and to approve and evaluate the compensation policies and programs of our company, including (i) reviewing the compensation packages of executive officers and making recommendations to our board of directors for said compensation packages, (ii) reviewing and approving proposed stock incentive grants and (iii) providing our board of directors with recommendations regarding bonus plans, if any. The role and responsibilities of our Compensation Committee are more fully set forth in a written charter adopted by our board of directors on January 23, 2018, which is available on our website at www.aerkomm.com.

The policies underlying our Compensation Committee’s compensation decisions are designed to attract and retain the best-qualified management personnel available. We routinely compensate our executive officers through salaries. At our discretion, we may reward executive officers and employees through bonus programs based on profitability and other objectively measurable performance factors. Additionally, we use stock options and other incentive awards to compensate our executives and other key employees to align the interests of our executive officers with the interests of our stockholders. In establishing executive compensation, our Compensation Committee will evaluate compensation paid to similar officers employed at other companies of similar size in the same industry and the individual performance of each officer as it impacts our overall performance with particular focus on an individual’s contribution to the realization of operating profits and the achievement of strategic business goals. Our Compensation Committee will further attempt to rationalize a particular executive’s compensation with that of other executive officers of our company in an effort to distribute compensation fairly among the executive officers. Although the components of executive compensation (salary, bonus and incentive grants) will be reviewed separately, compensation decisions will be made based on a review of total compensation.

The Compensation Committee was established effective as of January 22, 2018 and did not hold any meetings during our fiscal year ended December 31, 2017, or during our transition quarter ended March 31, 2018.

Nominating and Governance Committee

Our Nominating and Governance Committee currently consists of Messrs. Busuttil, Choy and Lim, with Mr. Busuttil serving as chairman. The primary purposes of our Nominating and Governance Committee are to (i) identify individuals qualified to become members of our board of directors and recommend to our board of directors the nominees for the next annual meeting of our stockholders and candidates to fill vacancies on our board of directors, (ii) recommend to our board of directors the directors to be appointed to committees of our board of directors and (iii) oversee the effectiveness of our corporate governance in accordance with regulatory guidelines and any other guidelines we establish, including evaluations of members of executive management, our board of directors and its committees. The role and responsibilities of our Nominating and Governance Committee are more fully set forth in a written charter adopted by our board of directors on January 23, 2018, which is available on our website at www.aerkomm.com.

Our Nominating and Governance Committee’s methods for identifying candidates for election to our board of directors (other than those proposed by our stockholders, as discussed below) includes the solicitation of ideas for possible candidates from a number of sources - members of our board of directors, our executives, individuals personally known to the members of our board of directors, and other research. Our Nominating and Governance Committee may also, from time-to-time, retain one or more third-party search firms to identify suitable candidates.

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A stockholder of our company may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our bylaws. In addition, the notice must be made in writing and set forth as to each proposed nominee who is not an incumbent director (i) their name, age, business address and, if known, residence address, (ii) their principal occupation or employment, (iii) the number of shares of stock of our company beneficially owned, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person pursuant to which the nominations are to be made and (v) any other information concerning the nominee that must be disclosed respecting nominees in proxy solicitations pursuant to Rule 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The recommendation should be addressed to our Secretary.

Among other matters, our Nominating and Governance Committee will:

●	review the desired experience, mix of skills and other qualities to assure appropriate board composition, taking into account the current members of our board of directors and the specific needs of our company and our board of directors;

●	conduct candidate searches, interviews prospective candidates and conducts programs to introduce candidates to our management and operations, and confirms the appropriate level of interest of such candidates;

●	recommend qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of our board of directors; and

●	conduct appropriate inquiries into the background and qualifications of potential nominees.

The Nominations and Governance Committee was established effective as of January 22, 2018, and did not hold any meetings during our fiscal year ended December 31, 2017, or during our transition quarter ended March 31, 2018.

All director nominees included in this proxy statement were approved by the Nominating and Governance Committee.

Stockholder Communications with the Board of Directors

Our board of directors has established a process for stockholders to communicate with the board of directors or with individual directors. Stockholders who wish to communicate with our board of directors or with individual directors should direct written correspondence to our Corporate Secretary, Jan-Yung Lin, at Aerkomm Inc., 923 Incline Way #39, Incline Village, NV 89451.

The Corporate Secretary will forward such communications to our board of directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

Code of Business Conduct and Ethics; Code of Professional Conduct for Chief Executive Officer and Senior Financial Officers

We have adopted a code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. We have also adopted a code of professional conduct that applies specifically to our chief executive officer and our senior financial officers. These codes address, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the codes.

We are required to disclose any amendment to, or waiver from, a provision of our code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure, as permitted by applicable SEC rules. Any such disclosure will be posted to our website within four business days following the date of any such amendment to, or waiver from, a provision of our code of ethics.

Section 16(a) Beneficial Ownership Reporting Compliance

We filed a Form 8-A with the SEC on April 19, 2018, to register our common stock pursuant to Section 12(g) of the Exchange Act. As a result of this filing, our directors, executive officers and any persons holding more than 10% of our common stock are now required to report their ownership of our common stock and any changes in that ownership to the SEC. Specific due dates for these reports have been established by rules adopted by the SEC and we are required to report in this proxy statement any failure to file by those deadlines. Based solely upon a review of Forms 3, 4, and 5, and amendments to these forms furnished to us, all parties subject to the reporting requirements of Section 16(a) of the Exchange Act filed all such required reports during and with respect to our fiscal year ended March 31, 2018.

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REPORT OF THE AUDIT COMMITTEE

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017 AND FOR THE TRANSITION PERIOD ENDED MARCH 31, 2018

The Audit Committee of the board of directors is comprised of three non-employee directors, each of whom has been determined by our board of directors to be “independent” meeting the independence requirements of the listing rules of the Nasdaq Stock Market and the SEC. Our board of directors has determined that Raymond Choy qualifies as “audit committee financial expert” under Item 407(d)(5) of Regulation S-K and has the requisite accounting or related financial expertise required by applicable Nasdaq Stock Market rules. The Audit Committee assists our board of directors’ oversight of the integrity of our financial reports, compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by our board of directors. The Audit Committee is responsible for, among other things, (i) reviewing the scope of the audit and all non-audit services to be performed by our independent accountant and the fees incurred by us in connection therewith, (ii) reviewing the results of such audit, including the independent accountant’s opinion and letter of comment to management and management’s response thereto, (iii) reviewing with our independent accountants our internal accounting principles, policies and practices and financial reporting, (iv) engaging our independent accountants and (v) reviewing our quarterly and annual financial statements prior to public issuance. The Audit Committee also reviews and recommends to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K.

Following (i) the end of the fiscal year ended December 31, 2017 and (ii) the end of the transition quarter ended March 31, 2018, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2017 and for the fiscal transition quarter ended March 31, 2018, respectively, with our management; (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the PCAOB in Rule 3200T; and (3) received the written disclosures and the letters from the independent accountants required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent accountants their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that (i) the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and (ii) the audited financial statements for the stub quarter ended March 31, 2018 be included in our Annual Transition Report on Form 10-KT for the transition period ended March 31, 2018, both for filing with the SEC.

/s/ The Audit Committee
Raymond Choy (Chair)
James J. Busuttil
Colin Lim

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EXECUTIVE COMPENSATION

Summary Compensation Table – Three Months Ended March 31, 2018 and Fiscal Years Ended December 31, 2017 and 2016

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officers received total annual salary and bonus compensation in excess of $100,000.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Jeffrey Wun, CEO and President (2)(3)	Three months 2018	40,000	-	-	40,000
	2017	160,000	46,914	-	206,914
	2016	141,641	-	-	141,641
Y. Tristan Kuo, CFO (4)	Three months 2018	25,000	-	-	25,000
	2017	72,752	938,277	-	1,011,029
	2016	-	-	-	-
Jiun-Sheuan Yang (2)(5)	Three months 2018	40,000	-	-	40,000
	2017	160,000	-	-	160,000
	2016	128,308	-	-	128,308
Peter Chiou, Former CEO and President (2)(6)	Three months 2018	-	-	-	-
	2017	24,000	3,002,486	50,000	3,076,486
	2016	-	-	45,600	45,600

(1)	These amounts shown represent the aggregate grant date fair value for options granted to the named executive officers computed in accordance with FASB ASC Topic 718.

(2)	On February 13, 2017, we acquired Aircom in a reverse acquisition transaction that was structured as a share exchange. The annual, long term and other compensation shown in this table include the amounts that the named executive officer received from Aircom prior to the consummation of the reverse acquisition.

(3)	Mr. Wun has served as our Chief Executive Officer and President since December 31, 2017, upon the resignation of Mr. Chiou from these positions, and previously served as our President from December 28, 2016 until February 13, 2017. He also currently serves as the Chief Technology Officer of Aircom.

(4)	Mr. Kuo has served as our Chief Financial Officer since April 10, 2017.

(5)	Mr. Jiun-Sheuan Yang has served as Aircom’s Vice President of Engineering since December 2014.

(6)	Mr. Chiou was replaced from his positions as President and Chief Executive Officer effective December 30, 2017. The amount included in all other compensation represents consulting fees paid by Aircom to Mr. Chiou.

On March 31, 2017, we entered into an employment agreement with Mr. Kuo, effective April 10, 2017, pursuant to which we agreed to pay Mr. Kuo an annual salary of $100,000, plus a guaranteed bonus of $85,000 payable on the earlier of (i) the first anniversary of Mr. Kuo’s employment or (ii) upon closing of an equity or equity linked financing in which we or one of our subsidiaries raises at least $15 million. Mr. Kuo will also be entitled to an annual bonus as recommended by our Chief Executive Officer and approved by our board of directors. In addition, we agreed to grant Mr. Kuo an option to purchase 300,000 shares of our common stock, with one quarter of the shares underlying the option to be vested immediately and the remaining shares to be vested equally over three years on each anniversary of Mr. Kuo’s employment. In addition, during the first nine months of Mr. Kuo’s employment or until he relocates, if earlier, we also agreed to provide a furnished living accommodation, a car allowance of $400 per month, and a personal travel allowance of $600 per month for Mr. Kuo to visit his spouse or vice versa. We also agreed to pay up to $6,000 in relocation expenses, should Mr. Kuo decide to relocate. We will also be responsible for medical insurance under our medical plan or we will reimburse the premium of a medical plan that is comparable to the medical plan offered to other employees. Mr. Kuo will also be eligible to participate in other standard benefits plans offered to similarly situated employees by us from time to time. The employment agreement contains customary confidentiality provisions and covenants prohibiting Mr. Kuo from competing with us during his employment, or from soliciting any of our employees or consultants for a period of two years after his employment end. The employment agreement may be terminated by either party for any reason upon 30 days’ notice. If Mr. Kuo’s employment is terminated by us without cause, the portion of stock options to be vested for the year if completed shall be vested immediately.

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On November 29, 2017, we entered into an employment agreement with Mr. Chiou, effective November 1, 2017, pursuant to which we agreed to pay Mr. Chiou an annual salary of $144,000. Under the employment agreement, Mr. Chiou was entitled to twenty (20) working days of vacation per year and was eligible to participate in other standard benefits plans offered to similarly situated employees by us from time to time. Following Mr. Chiou’s resignation effective December 31, 2017, the employment agreement effectively terminated. We expect to enter into a new six-month consulting agreement with Mr. Chiou pursuant to which we will pay him a $5,000 consulting fee per month. We also expect to enter into a formal separation agreement with Mr. Chiou.

Outstanding Equity Awards Value at March 31, 2018 and Fiscal Year Ended December 31, 2017

As of March 31, 2018 and December 31, 2017, Mr. Kuo had options outstanding and exercisable for 300,000 shares of our common stock, at an exercise price of $5.50 per share, and Mr. Wun had options outstanding and exercisable for 15,000 shares of our common stock, at an exercise price of $5.50 per share.

	Option Awards
Name	For Year Ended December 31, 2017 and Three Months ended March 31, 2018	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Jeffrey Wun	December 31, 2017	-	-	15,000	$5.50	6/23/2027
	March 31, 2018	-	-	15,000	$5.50	6/23/2027
Y. Tristan Kuo	December 31, 2017	112,500	-	187,500	$5.50	6/23/2027
	March 31, 2018	131,250	-	168,750	$5.50	6/23/2017

Director Compensation

Directors who are also our employees receive no separate compensation for serving as directors or as members of committees of our board of directors.

Effective December 29, 2017, we entered into independent director agreements with James Busuttil, Raymond Choy and Colin Lim. Under the terms of these independent director agreements, we have agreed to pay the independent directors an annual cash fee of $20,000, paid quarterly in four equal instalments, commencing in the first quarter following closing of our public offering, and an additional $5,000 cash compensation fee for serving as board of directors committee chairmen. This additional fee has not yet been paid to these directors.

Each independent director received an initial, fully vested stock option to purchase 20,000 shares of our common stock. If the director is still a member of the board of directors and continues to serve as a non-employee director immediately following each annual meeting of our stockholders, the director will be automatically granted an additional option to purchase 20,000 shares of our common stock as of the date of each such annual meeting. These additional option grants will vest and become exercisable in twelve (12) equal monthly installments over the first year following the date of grant, subject to the director continuing in service on the board of directors through each such vesting date. The per share exercise price of each option granted to the independent director will equal 100% of the fair market value (as defined by the board of directors) of a share of our common stock on the date the option is granted, and the term of each stock option granted to the director will be ten (10) years from the date of grant.

We also agreed to purchase directors and officers liability insurance with coverage up to an aggregate maximum of $3 million commencing promptly following the final closing of our public offering, and to reimburse the independent directors for pre-approved reasonable business expenses incurred by them.

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TRANSACTIONS WITH RELATED PERSONS

The following includes a summary of transactions since the beginning of our 2017 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm's-length transactions.

●	On December 28, 2016, we entered into a stock purchase agreement with Ms. Irina Goldman, our sole director and officer and principal stockholder at such time, and Aircom, pursuant to which Aircom purchased all 700,000 shares of our common stock held by Ms. Goldman for $320,000.

●	On December 27, 2016, Ms. Goldman agreed to convert her total shareholder advances of $49,958 to equity and this total amount was recorded as additional paid in capital.

●	On February 13, 2017, we entered into a share exchange agreement with Aircom, our then principal stockholder, and its shareholders, whereby we acquired 100% of the issued and outstanding capital stock of Aircom in exchange for 40,000,000 shares of our common stock and we also agreed to issue options to acquire 5,444,592 shares of our common stock to Aircom’s option holders in exchange for their options to purchase Aircom’s common stock. In addition, Aircom returned all 700,000 shares of our common stock purchased by it on December 28, 2016 and we immediately cancelled such shares, and all existing options to purchase Aircom’s shares of common stock were also canceled.

●	On March 31, 2017, we entered into a settlement and release agreement with Aircom and dMobile System Co., Ltd. (“dMobile”), a Taiwanese corporation whose Chairman of the Board is Daniel Shih, our co-founder, a former material beneficial owner of our common stock and the husband of Barbie Shih, one of our former directors. Aircom and dMobile entered into a certain Purchase Agreement for Ground Station Equipment, dated as of October 15, 2014, or the Purchase Agreement, pursuant to which Aircom delivered to dMobile certain equipment with an aggregate invoice price of $5,478,900 and received from dMobile $2,000,000 in partial payment, as a result of which dMobile owed Aircom a balance of $3,478,900 under the Purchase Agreement. Aircom and dMobile also entered into a certain Statement of Work, dated January 15, 2015, or the Statement of Work, pursuant to which dMobile delivered to Aircom certain intangible property with an aggregate invoice price of $4,950,000 and received from Aircom $1,000,000 in partial payment, as a result of which Aircom owed dMobile $3,950,000 under the Statement of Work. Offsetting the amounts Aircom and dMobile owed to each other under the Purchase Agreement and the Statement of Work, Aircom owed dMobile a net amount of $471,100. To settle this amount, Aircom and dMobile entered into the settlement and release agreement with respect to these matters pursuant to which (i) the Purchase Agreement and the Statement of Work were terminated and dMobile agreed to accept, and we agreed to issue to dMobile, 94,220 shares of our common stock valued at $5.00 per share in full settlement of the $471,100 outstanding amount and (ii) Aircom and dMobile each agreed to waive, release, discharge and covenant not to sue each other with respect to any and all possible claims arising out of or relating to the Purchase Agreement and the Statement of Work.

●	On March 31, 2017, we entered into a settlement and release agreement with Aircom and Priceplay.com, Inc. (“PPUS”), a Delaware corporation of which Daniel Shih is the Chairman of the board of directors. Aircom and PPUS entered into a certain Development Agreement, dated February 10, 2015, as amended by the First Amendment to Development Agreement, dated July 17, 2015 and the Second Amendment to Development Agreement, dated August 18, 2015, or, as amended, the Development Agreement, pursuant to which Aircom and PPUS agreed to jointly develop certain AirCinema airplane seating technology and related products. Aircom and PPUS fully performed the specified terms of the Development Agreement with the exception that a deposit of $387,500 was advanced by PPUS to Aircom for which the Aircom and PPUS did not reach agreement as to the scope of work to be covered by such deposit. Additionally, PPUS also advanced an additional deposit of $349,500 to Aircom with the intent that such additional deposit would be applied towards one or more additional projects that Aircom and PPUS would agree to in the future. Aircom and PPUS agreed to conclude their relationship with respect to the Development Agreement, the deposits and other prior dealings between them, and to settle all accounts between them. Aircom and PPUS entered into the settlement and release agreement with respect to these matters pursuant to which (i) the Development Agreement was deemed completed and terminated and PPUS agreed to accept, and we agreed to issue to PPUS, 147,400 shares of our common stock valued at $5.00 per share in full settlement of the deposit amounts and (ii) Aircom and PPUS each agreed to waive, release, discharge and covenant not to sue each other with respect to any and all possible claims arising out of or relating to the Development Agreement and the deposit amounts.

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●	On March 31, 2017, we entered into a settlement and release agreement with Aircom and Priceplay Taiwan Inc. (“PPTW”), a Taiwanese limited company and parent of PPUS, its wholly owned subsidiary. Aircom and PPTW entered into a certain purchase order, or the Purchase Order, pursuant to which PPTW agreed to purchase from Aircom a set of mobile satellite communication equipment priced at $909,000. Pursuant to the terms of the Purchase Order, PPTW paid an initial payment to Aircom in the amount of $819,300 and Aircom delivered to PPTW a mobile satellite antenna, together with radome, control unit, power supply, and other associated items, or collectively, the Equipment. PPTW raised certain issues regarding the Equipment and informed us that it desired to return the Equipment to Aircom and to receive a refund of the initial payment. Aircom and PPTW entered into the settlement and release agreement with respect to these matters pursuant to which (i) Aircom and PPTW agreed to terminate the Purchase Order, (ii) PPTW agreed to return the Equipment to Aircom, (iii) PPTW agreed to accept, and we agreed to issue to PPTW, 163,860 shares of our common stock valued at $5.00 per share in full settlement of the initial payment amount and (ii) Aircom and PPTW each agreed to waive, release, discharge and covenant not to sue each other with respect to any and all possible claims arising out of or relating to the Purchase Order or the initial payment.

●	On July 5, 2017, we entered into a subscription agreement with Daniel Shih, who agreed to purchase an aggregate of 5,000 shares of our common stock at a price of $5.50 per share, for an aggregate purchase of $27,500. These shares were offered and sold by us to Mr. Shih in a private placement offering exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereof and Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering.

●	Our subsidiaries Aircom Japan, Inc. leases space from Daniel Shih at a cost of $1,215 per month. Daniel Shih’s father, Yih Lieh (Giretsu) Shih, is the President of Aircom Japan, Inc. and is paid an annual salary of approximately $90,000.

●	On March 9, 2015, we entered into a 10-year purchase agreement with Klingon Aerospace Inc., formerly known as LUXE Electric Co., Ltd. (“Klingon”), pursuant to which we agreed to sell our in-flight connectivity systems to Klingon for joint development and resale to Hong Kong based airlines under the brand name Aircom4U. In accordance with the terms of this agreement, Klingon agreed to purchase from us an initial order of onboard equipment comprising an onboard system for a purchase price of $909,000, with payments to be made in accordance with a specific milestones schedule. To date, we have received $762,000 from Klingon in milestone payments towards the equipment purchase price. Daniel Shih was Chairman of Klingon from February 2015 to February 2016, and Peter Chiou, our former Chairman, Chief Executive Officer and President, was Chief Executive Officer and President of Klingon from March 2015 through April 2016, prior to joining our company in February 2017. Neither Mr. Shih or Mr. Chiou owns any capital stock of Klingon. Mr. Chiou agreed to step down from his positions with our company effective December 31, 2017. Mr. Chiou will remain as a consultant for a period of six months and will be paid $5,000 per month effective January 1, 2018.

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PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Director Nominees

Our Nominating and Governance Committee has recommended the election of the six (6) director nominees listed below:

James J. Busuttil

Raymond Choy

Chih-Ming (Albert) Hsu

Colin Lim

Jan-Yung Lin

Jeffrey Wun

For biographical information regarding these nominees, see “Directors and Executive Officers” above. If elected at the Meeting, these nominees will hold office until the next annual meeting or until their successors are qualified, subject to their prior death, resignation or removal.

The slate of nominees to the board of directors is favored by the board. The present board of directors believes that the slate reflects a broad range of experience with regard to financial, investment and regulatory matters and to the various interests of our company. Finally, the present board believes that the slate of directors contains individuals who will be able to assist in the further development of our company.

Vote Required

The affirmative vote of a plurality of votes of the shares present in person or represented by proxy at the Meeting and entitled to vote is required to elect the directors nominated above. That means the six (6) nominees will be elected if they receive more affirmative votes than any other nominees. In the absence of instructions to the contrary, shares represented by properly executed proxies will be voted for the six (6) nominees listed herein below, all of whom are recommended by our board of directors and who have consented to be named and to serve if elected. Abstentions and broker “non-votes” will not be counted as a vote cast with respect to a nominee.

In the event that any nominee recommended by the Nominating and Governance Committee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present board of directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. Our board of directors knows of no reason why any of the nominees will be unavailable or decline to serve as a director.

Recommendation of the Board of Directors

Our board of directors unanimously recommends a vote “FOR” each director nominee.

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PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

General

We first engaged Chen & Fan Accountancy Corporation (“Chen & Fan”) to serve as our independent registered public accounting firm for the year ended December 31, 2017. The Audit Committee has selected Chen & Fan to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2019 and has set its compensation for that year. A representatives of Chen & Fan is expected to be present at the Meeting or by telephone and will have an opportunity to make a statement if he (or she) desires to do so, and is expected to be available to respond to appropriate questions.

Stockholder ratification of the appointment of Chen & Fan as our independent registered public accounting firm, and ratification of the authority of the Audit Committee to set the auditors’ compensation, is not required by our bylaws or otherwise. However, our board of directors is submitting the appointment of Chen & Fan to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of us and our stockholders.

We present the following information concerning our relationship with Chen & Fan as background to this proposal.

Principal Accountant Fees and Services

The following is a summary of the fees billed to the Company for professional services rendered for the three months ended March 31, 2018 and the fiscal years ended December 31, 2017 and 2016:

	Three Months Ended March 31,	Year Ended December 31,
	2018	2017	2016
Audit Fees	$50,000	$156,000.00	$30,000.00
Audit-Related Fees	-	2.58	87.80
Tax Fees	-	36,000.00	-
All Other Fees	-	38,000.00	-
TOTAL	$50,000	$230,002.58	$30,087.80

“Audit Fees” consisted of fees billed for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our Form 10-K and 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” consisted of fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit or review of our financial statements and are not reported under the paragraph captioned “Audit Fees” above.

“Tax Fees” consisted of fees billed for professional services rendered by the principal accountant for tax returns preparation.

“All Other Fees” consisted of fees billed for products and services provided by the principal accountant, other than the services reported above.

Pre-Approval Policies and Procedures

All auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor must be approved by the Audit Committee in advance, except non-audit services (other than review and attestation services) if such services fall within exceptions established by the SEC. The Audit Committee will pre-approve any permissible non-audit services to be provided by our independent auditors on behalf of our company that do not fall within any exception to the pre-approval requirements established by the SEC. The Audit Committee may delegate to one or more members the authority to pre-approve permissible non-audit services, but any such delegate or delegates must present their pre-approval decisions to the Audit Committee at its next meeting. All of our accountants’ services described above were pre-approved by the Audit Committee or by one or more members under the delegate authority described above.

Vote Required

The affirmative vote of a majority of the outstanding shares present in person or represented by proxy at the Meeting and entitled to vote is required to ratify the selection of Chen & Fan. Abstentions will have the same effect as a vote against the Auditor Proposal, and broker “non-votes” may be voted at the discretion of the broker holding the shares.

Recommendation of the Board of Directors

Our board of directors unanimously recommends a vote “FOR” approval of the ratification of the appointment of Chen & Fan as our independent registered public accounting firm.

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PROPOSAL NO. 3 – ADJOURNMENT PROPOSAL

 Our board of directors has determined that the adjournment of the Meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve the proposals described herein, is advisable and in the best interests of our company and its stockholders and has approved the adjournment of the Meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve the proposals described herein.

 The Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting.

Our board of directors unanimously recommends a vote “FOR” approval of this proposal.

20

STOCKHOLDER PROPOSALS AND NOMINATIONS

Proposals of our stockholders that are intended to be presented by such stockholders at our next annual meeting of stockholders must be received by us no later than 120 days before May 31, 2019 in order to be considered for inclusion in the proxy statement relating to that meeting. In the event, however, that we change the meeting date for the next annual stockholders meeting by more than 30 days from May 31, 2019 we will notify stockholders and allow a reasonable time for stockholder proposals to be included in the notice of annual meeting. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Exchange Act, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although our board of directors will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

 Proposals of our stockholders submitted outside the processes of Rule 14a-8 must have been received by us no later than 60 days prior to May 31, 2019. If a stockholder gives notice of such a proposal after this deadline, our proxy agents will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at our 2018 annual meeting.

 You may write to our Corporate Secretary at Aerkomm Inc., 923 Incline Way #39, Incline Village, NV 89451, to deliver the materials and notices discussed above regarding the requirements for making stockholder proposals.

TRANSACTION OF OTHER BUSINESS

 At the date of this proxy statement, the only business which the board of directors intends to present at the Meeting is as set forth above. If any other matter or matters are properly brought before the Meeting, or an adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

HOUSEHOLDING OF PROXY STATEMENT

The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of our proxy materials to households at which two or more stockholders reside (“Householding”). Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to Householding, either affirmatively or implicitly by not objecting to Householding, received only one copy of our proxy materials. A stockholder who wishes to participate in Householding in the future must contact his or her broker, bank or other intermediary directly to make such request. Alternatively, a stockholder who wishes to revoke his or her consent to Householding and receive separate proxy materials for each stockholder sharing the same address must contact his or her broker, bank or other intermediary to revoke such consent. Stockholders may also obtain a separate proxy statement or may receive a printed or an e-mail copy of this proxy statement without charge by sending a written request to our Corporate Secretary at Aerkomm Inc., 923 Incline Way #39, Incline Village, NV 89451. We will promptly deliver a copy of this proxy statement upon request. Householding does not apply to stockholders with shares registered directly in their name.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy this information at, or obtain copies of this information by mail from, the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the SEC at (800) SEC-0330 for further information about the public reference room. Our filings with the SEC are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MAY 10, 2018. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

21

AERKOMM INC.

Annual Meeting of Stockholders

May 31, 2018

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders

To Be Held on May 31, 2018

AERKOMM INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Jeffrey Wun, with full power of substitution, as proxy to represent and vote all shares of Common Stock, of Aerkomm Inc. (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on May 31, 2018, at 9:30 a.m. local time at 44043 Fremont Blvd., Fremont, CA 94538. Each share of Common Stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR all director nominees, FOR the ratification of the Company’s independent registered public accounting firm and FOR the proposal to approve the adjournment of the annual meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the meeting to approval the proposals mentioned above.

Please check here if you plan to attend the Annual meeting of Stockholders on May 31, 2018 at 9:30 a.m. Local Time.

(Continued and to be signed on Reverse Side)

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy and log-on using the below control number.

CONTROL #

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON

VOTE BY E-MAIL

Mark, sign and date your proxy card and send it to vote@vstocktransfer.com.

VOTE BY FAX

Mark, sign and date your proxy card and fax it to 646-536-3179.

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope, or via Fax.

Annual Meeting Proxy Card - Common Stock

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 AND 3.

(1) Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 James J. Busuttil　　02 Raymond Choy　　03 Chih-Ming (Albert) Hsu

04 Colin Lim　　05 Jan-Yung Lin　　06 Jeffrey Wun

☐ VOTE FOR　　☐ VOTE AGAINST　　☐ ABSTAIN

☐ VOTE FOR　　☐ VOTE AGAINST　　☐ ABSTAIN

Date ______________________　　**Signature** ______________________________　　**Signature, if held jointly** ______________________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN *　　AC:ACCT9999　　90.00